              As filed with the Securities and Exchange Commission
                              on December 14, 1999
                                                      Registration No. 333-_____
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             POLYMEDICA CORPORATION
             (Exact name of registrant as specified in its charter)

              MASSACHUSETTS                             04-3033368
     (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)              Identification Number)

  11 STATE STREET, WOBURN, MASSACHUSETTS                  01801
 (Address of Principal Executive Offices)               (Zip Code)

                            1998 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                            JOHN K.P. STONE III, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)

                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

================================================================================

                         CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                  PROPOSED MAXIMUM         PROPOSED MAXIMUM         AMOUNT OF
 TITLE OF SECURITIES TO       AMOUNT TO BE       OFFERING PRICE PER       AGGREGATE OFFERING       REGISTRATION
      BE REGISTERED            REGISTERED              SHARE                    PRICE                  FEE
----------------------------------------------------------------------------------------------------------------

 Common Stock,
 $0.01 par value                200,000               $15.97(1)             $3,194,000.00(1)          $844.00
================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on December 10, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.
================================================================================

                     Statement of Incorporation by Reference

                           ---------------------------


         This Registration Statement on Form S-8 incorporates by reference the contents of Registration Statement on Form S-8, File No. 333-66685 filed by the Registrant on November 2, 1998, relating to the Registrant's 1998 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woburn, Massachusetts, on the 14th day of December, 1999.


                                         PolyMedica Corporation (registrant)



                                         By: /s/ Steven J. Lee
                                             ----------------------------------
                                             Steven J. Lee
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer
                                             (Principal Executive Officer)

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of PolyMedica Corporation, hereby severally constitute Steven J. Lee, Eric G. Walters and John K.P. Stone III, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable PolyMedica Corporation to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signature                        Title                        Date
       ---------                        -----                        ----


                          Chairman of the Board of Directors   December 14, 1999
/s/ Steven J. Lee         and Chief Executive Officer
-----------------------   (Principal Executive Officer)
Steven J. Lee



                          Chief Financial Officer and Clerk    December 14, 1999
/s/ Eric G. Walters       (Principal Financial and
-----------------------   Accounting Officer)
Eric G. Walters



/s/ Thomas S. Soltys      Director                             December 14, 1999
-----------------------
Thomas S. Soltys



/s/ Daniel S. Bernstein   Director                             December 14, 1999
-----------------------
Daniel S. Bernstein



/s/ Frank W. Logerfo      Director                             December 14, 1999
-----------------------
Frank W. LoGerfo



/s/ Marcia J. Hooper      Director                             December 14, 1999
-----------------------
Marcia J. Hooper



/s/ Peter K. Hoffman      Director                             December 14, 1999
-----------------------
Peter K. Hoffman

                                  EXHIBIT INDEX



Exhibit
Number      Description
------      -----------

4.1         Restated Articles of Organization of the Registrant (1)

4.2         Restated By-Laws of the Registrant (1)

4.3 Specimen Certificate for shares of Common Stock, $.01 par value per share, of the Registrant (1)

5           Opinion of Hale and Dorr LLP

23.1        Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2        Consent of PricewaterhouseCoopers LLP

24 Power of Attorney (included on the signature page of this Registration Statement)







-----------------------
(1) Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1 (File No. 33-45425).